FOR IMMEDIATE RELEASE
Maximus to Acquire Agile Defense, Advancing Defense and National Security Growth Strategy

Acquisition adds the specialized capabilities of Agile Labs and an established track record serving mission-critical government programs

(TYSONS, Va. – October 19, 2026) – Maximus (NYSE: MMS), a leading provider of AI and tech-enabled government services, today announced that it has entered into a definitive agreement to acquire Agile Defense, LLC and certain of its affiliates (“Agile Defense”). The agreement has a cash purchase price of $660 million payable upon closing and subject to certain adjustments, with potential additional contingent consideration tied to achieving certain performance objectives.

The acquisition is expected to accelerate Maximus’ stated strategic priority to expand its presence in the defense and national security markets. Agile Defense has highly specialized cybersecurity, digital transformation, data analytics, and AI expertise to help enable better delivery of mission outcomes for government customers. This acquisition is expected to increase Maximus’ opportunities to pursue resilient, technology-intensive federal missions where spending growth is anticipated to be durable and Maximus’ existing scale, delivery capabilities, and operational expertise in managing workloads across FedRamp, CMMC, and rapid-experimentation environments can be leveraged.

“Maximus has long focused on supporting the mission of our government customers through technology-enabled services – and that’s a mission that Agile Defense clearly shares,” said Bruce Caswell, President and Chief Executive Officer of Maximus. “With the addition of their team and expertise, Maximus expects to expand our ability to deliver innovative solutions to some of the most complex and mission-critical needs of the Departments of War, Homeland Security, and other national security agencies. Together, we plan to deliver secure, purpose-built solutions that address today’s priorities and tomorrow’s challenges for the men and women in uniform serving our nation.”

The acquisition of privately held Agile Defense is subject to regulatory approvals and customary closing conditions, with an expected closing date in the first quarter of Maximus’ 2027 fiscal year.

“We are excited to join Maximus, a company that shares our deep understanding of complex government missions and our unwavering dedication to their support,” said Rick Wagner, Chief Executive Officer of Agile Defense. “By combining our distinctive expertise in data analytics, AI, and cybersecurity with Maximus’ extensive reach and operational strength, we will accelerate our ability to deliver innovative and highly sought-after solutions. We look forward to joining forces and continue bringing our best to the mission.”

Founded in 1998, Agile Defense brings established defense and national security customer relationships, strengthened capabilities in cybersecurity and the intelligence community, approved systems, contract vehicles, distinctive growth model, and approximately 1,100 cleared personnel. Agile Labs, Agile Defense’s innovation engine and a key market differentiator, is anticipated to expand Maximus’ technology capabilities through specialized talent, applied research and development, emerging technologies, and proven delivery methods. The company has a demonstrated track record of turning secure, AI-enabled solutions into mission-ready capabilities supporting the nation’s warfighters and priorities of defense and national security customers. Its human-centered, cloud-agnostic approach advances digital transformation and delivers mission outcomes with the speed, flexibility, and ingenuity needed to meet evolving requirements. The company is based in McLean, Virginia, and serves more than 50 federal government agencies.

Agile Defense is backed by Enlightenment Capital, a private investment firm that makes control and strategic, non-control investments in middle-market companies in the Aerospace, Defense, Government & Technology (ADG&T) sector.

Holland & Knight served as legal counsel, and Ernst & Young served as accounting and due diligence advisor to Maximus. Piper Sandler served as financial advisor, Moore & VanAllen as legal counsel, and RSM US as accounting advisor to Agile Defense.

Conference Call and Webcast Information
Maximus will host a conference call tomorrow morning, October 20, 2026, at 9:00 a.m. ET.
The call is open to the public and available by webcast or by phone at:
877.407.8289 (Domestic) / +1.201.689.8341 (International)
For those unable to listen to the live call, a recording of the webcast will be available on investor.maximus.com.
About Maximus
As a leading strategic partner to government, Maximus helps improve the delivery of public services amid complex technology, health, economic, and social challenges. Maximus provides tech-enabled services to government agencies, including innovative business process management and technology solutions, which improve outcomes for the public and create higher levels of productivity and efficiency of government-sponsored programs. With a deep understanding of program service delivery, acute insights that achieve operational excellence, and an extensive awareness of the needs of the people being served, our employees advance the critical missions of our partners. For more information, visit maximus.com.
Forward-Looking Statements
This press release contains “forward-looking statements” under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, Section 27A of the Securities Act of 1933 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and often can be identified by the use of forward-looking terminology such as the words "anticipate," "intend," "plan," "goal," "seek," "on track," "opportunity," "could," "potential," "believe," "project," "estimate," "expect," "continue," "forecast," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Forward-looking statements in this press release are based on Maximus’ current expectations, estimates and projections about the expected date of closing of the proposed acquisition and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Maximus and Agile Defense, all of which are subject to change. Forward-looking statements in this press release may relate to, without limitation, the benefits of the proposed acquisition; the parties’ respective plans, objectives, expectations and intentions regarding the proposed acquisition; expected synergies of the proposed acquisition; the expected timing and likelihood of completion of the proposed acquisition; the timing and result of various regulatory proceedings related to the proposed acquisition; and the impact of increased or increasing transaction and financing costs associated with the proposed acquisition or otherwise.
Forward-looking statements involve risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive agreement for the proposed acquisition; the risk that potential legal proceedings may be instituted against Maximus, Agile Defense, or the seller and result in significant costs of defense, indemnification or liability; the possibility that the proposed acquisition does not close when expected or at all because required regulatory approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed acquisition); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the proposed acquisition or that any of the foregoing may take longer to realize or be more costly to achieve than expected; disruption to the parties’ businesses as a result of the announcement and pendency of the proposed acquisition; the costs associated with the anticipated length of time of the pendency of the proposed acquisition, including the restrictions contained in the definitive agreement on the ability of each of Maximus or Agile Labs to operate their respective businesses outside the ordinary course consistent with past practice during the pendency of the proposed acquisition; the diversion of the Maximus management teams’ attention and time from ongoing business operations and opportunities on acquisition-related matters; the risk that the integration of Agile Defense’s operations will be materially delayed or will be more costly or difficult than expected or that Maximus is otherwise unable to successfully integrate Agile Defense’s businesses into its businesses; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Maximus’ or Agile Defense’s customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the proposed acquisition; a material adverse change in the business, condition or results of operations of Maximus or Agile Defense; changes in domestic or international economic, political or business conditions; Agile Defense’s ability to successfully implement their respective operational, productivity and strategic initiatives; the outcome of claims, litigation, governmental proceedings and investigations involving Maximus, Agile Defense or the seller.
Forward-looking statements in this press release are qualified by and should be read together with, the risk factors set forth above and the risk factors included in Maximus’ Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed on November 20, 2025, and subsequent filings with the Securities and Exchange Commission (“SEC”), copies of which are available free of charge on the Maximus’ website at investor.maximus.com, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements.
The forward-looking statements in this press release are based only on information currently available to us and speaks only as of the date on which it is made. Maximus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contacts:	Investor Relations	Media & Public Relations
	James Francis	media@maximus.com
IR@maximus.com
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